Exhibit (10.x)


                                 AMENDMENT NO. 1
                                       TO
                   DIRECTOR'S RETIREMENT PLAN TRUST AGREEMENT
                                 by and between
                               MET-PRO CORPORATION
                                       and
                                MELLON BANK, N.A.

        THIS AMENDMENT TO THE DIRECTOR'S RETIREMENT PLAN TRUST AGREEMENT is made and entered into this 24th day of February, 2003 ("Amendment"), by and between MET-PRO CORPORATION ("Company") and MELLON BANK, N.A. ("Trustee").

                                   WITNESSETH:

        WHEREAS, Company and Trustee entered into the Director's Retirement Plan Trust Agreement ("Agreement") on February 11, 2000; and

        WHEREAS, Company wishes to amend the Agreement to revise the provisions of Section 1(b) of the Agreement to correspond to Section (b) of the Met-Pro Pension Restoration and Supplemental Executive Retirement Plan Trust Agreement; and

        WHEREAS, Company and Mellon now wish to amend the Agreement to make such change;

        NOW, THEREFORE, the parties hereto, intending to be legally bound, do hereby amend the Agreement as follows:

        1. The definitions set forth above are incorporated herein by this reference thereto.

        2.      Section 1(b) is amended and restated to read as follows:

                "(b)    Upon a Change of Control  (as  defined in Section 14 of
                the Trust), the Trustee shall, immediately upon the Change of Control, pay each Plans participant or beneficiaries thereof the benefits to which Plan participants or their beneficiaries would be entitled pursuant to the terms of the Plans as of the date on which the Change of Control occurred to the extent then funded under the Trust.

                        In the  event a Change of  Control  of the  Company  (as
                defined in Section 14 of the Trust) shall be deemed to occur (whenever such shall occur, and whether or not the Eligible Executive is then employed by the Company or shall be alive),


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                all payments due to the Eligible Executive, his surviving spouse of other beneficiary under the Plans shall be accelerated and immediately paid in a lump sum payment in an amount determined in accordance with the provisions of the Plans."

        3. Except as set forth herein, the Agreement is hereby ratified and confirmed and remains in full force and effect.

        IN WITNESS WHEREOF, the parties hereto, each intending to be legally bound hereby, have executed this Amendment as of the day and year first above written. The parties hereby each represent and warrant to the other that is has full authority to approve and adopt this Amendment and that the individual executing this Amendment on its behalf has the requisite authority to bind Company or Trustee to this Amendment.

MELLON BANK, N.A.                           MET-PRO CORPORATION

By:                                         By: /s/ Raymond J. De Hont
    ------------------------                    -----------------------
Name:                                       Name: Raymond J. De Hont
     -----------------------                     ----------------------
Title:                                      Title: President
       ---------------------                       --------------------